UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2006

Lumera Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50862	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identifica-tion Number)

19910 North Creek Parkway, Bothell, Washington 98011
(Address of principal executive offices)   (Zip code)

Registrant's telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 1, 2006, Lumera Corporation issued a press release announcing its financial results for the first quarter. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD Disclosure

On July 24, 2006, Lumera Corporation issued a press release announcing a conference call at 4:30 pm EST on August 1, 2006 to discuss its financial results for the first quarter 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION

By:	/s/ PETER J. BIERE
Name: Peter J. Biere
Title: Chief Financial Officer and Treasurer

Date: August 1, 2006

                EXHIBIT INDEX

Exhibit
Number         Description Of Exhibit

99.1   Press Release dated July 24, 2006 of Lumera Corporation

99.2   Press Release dated August 1, 2006 of Lumera Corporation